August 4, 2022

Dear Fellow Shareholders:
We thank you for entrusting us as stewards of your capital. We work diligently every day to improve the value we provide to our customers, which we believe provides you improved total returns. Beginning this quarter, the format of our quarterly earnings call changes. Instead of providing prepared remarks on our earnings call, we are providing this shareholder letter. The call will then be dedicated to a question and answer session with the analysts who cover our stock. This new approach to updating you on Digi’s performance will be beneficial and more efficient for all involved parties.
We are excited to report several new quarterly records for revenue, annualized recurring revenue (ARR), adjusted EBITDA and adjusted earnings per share. Quarterly revenue exceeded $100 million for the first time in company history. Our fiscal Q3 2022 revenue was $104 million, up 31% year-over-year. This marks the first of our three “100 Goals” outlined in our last quarterly earnings call ($100 million in quarterly revenue, $100 million in ARR, and $100 million in annualized adjusted EBITDA). This also marks a scale objective achievement, spreading our public company costs over a larger revenue base.
We are relentless in adding more value to our customers’ IoT journey by complementing our world class products with software and service. The best measure of our progress is the growth of ARR. We added over $2 million in ARR in the quarter to finish at a record $92 million as of June 30, 2022. ARR is up 157% on a year-over-year basis. This performance gets us closer to our $100 million ARR target and represents more than 25% of Digi’s total revenue on a trailing twelve-month basis. ARR is high margin revenue and, because it is subscription based and is received on an ongoing basis, it provides strengthened visibility to future periods. ARR improves consistency to Digi’s performance.
Despite supply chain and inflationary pressures, we have met our financial guidance on adjusted EBITDA and increased our gross profit margins. Further, we believe our future performance bodes more potential. The operations team’s strong execution resulted in improving gross profit margins to 55.5% in fiscal Q3, up 170 bps year-over-year and 60 bps quarter-over-quarter. Excluding amortization, gross profit margins were 56.7%, up 150 bps year-over-year. Net income was $4.1 million, an increase of 31% year-over-year. As we scale and improve the quality of our revenue, gross profit margins and adjusted EBITDA margins should improve as well. Focused on disciplined expense management, we achieved a record adjusted EBITDA of $21 million and adjusted EBITDA margin of 20.3%. This represents adjusted EBITDA growth of 82% over fiscal Q3 2021 and 8% sequentially. Internally, we are focused on process and automation. We’ve implemented new supply chain tools and demand generation tools and we are implementing a new HRMS system as well as enhanced EDI to increase the number of automated orders. These efforts should enable growth and consistency at Digi.
For segment performance, IoT Products and Services fiscal Q3 2022 revenue was $80 million, an increase of 19% over 2021 and up 12% sequentially. ARR for this segment grew 17% year-over-year to nearly $15 million. This segment growth was driven by strength in Console Servers, Cellular Solutions and OEM, which was offset by lower-than-expected shipments in Infrastructure Management caused largely by continued supply chain challenges. Digi’s IoT Products and Services segment saw gross profit margin of

53.5%, down 40 bps sequentially and up 160 bps over last year. Operating income for the Products and Services segment grew 78% year-over-year to $10.9 million, and improved 20% sequentially.
Our IoT Solutions segment delivered $24 million in fiscal Q3 revenue, up 94% year-over-year. ARR in the segment grew even faster, up 231% year-over-year to over $77 million as of June 30, 2022. The Solutions segment growth primarily was driven by the Ventus acquisition. We are pleased with our progress on the Ventus integration, with several joint growth and cost of goods savings identified. The teams are collaborating to deliver more value to our combined customer base. In our IoT Solutions segment, gross profit margin improved to 62.2%, an increase of 1,530 bps year-over-year and 430 bps quarter-over-quarter. As revenue in this segment grows, margins should continue to expand because the segment delivers a high percentage of ARR. Operating loss in Solutions improved 56% year-over-year to a $0.9 million loss, and improved 39% sequentially. With Ventus’s gross margins around 80.0%, we expect profit to continue to grow in the segment.
Our earnings per share results were driven higher by both improving revenue and margins. On a per diluted share basis, GAAP EPS was $0.12, an increase of 33% year-over year. On a non-GAAP basis, our EPS was $0.45, an 80% increase over prior year.
Capital Allocation and Balance Sheet Commentary
As a cash generating business, our current top capital allocation priority is debt reduction. In FQ3, we paid down $20 million of debt, bringing gross debt to $268.7 million. In our third fiscal quarter of 2022, we generated GAAP positive cash flow from operations of $19.5 million, up 231% sequentially. We ended the quarter with $41.5 million in cash, for net debt of $227.2 million. These figures do not consider the treatment of leases, which based on the accounting standards will add $19.8 million of what is now classified as debt on the books with $16.8 million of that classified as long-term. As usual, we plan to be strategic with cash and may be opportunistic with inventory purchases as we have been so far throughout fiscal 2022.
At the end of fiscal Q3, channel inventory was $20.8 million and balance sheet inventory finished at $61.7 million. Channel inventory was down 2.3% sequentially while balance sheet inventory grew 19.4% sequentially. This elevated inventory level is strategic as we secured components to support and fulfill our record backlog. Accounts receivable landed at $52 million at the end of the quarter. This is a $4.7 million improvement sequentially. All of these improvements are evidence that our corporate teams continue to capture value for shareholders.
Digi’s resiliency during past economic downturns as well as during the dynamic economic conditions created during the global pandemic sets us apart and demonstrates our ability to deliver results in a range of macroeconomic conditions. Our wide range of industrial customers are showing sustained demand in their digital transformation journeys. We are fortunate to be able to fund our own growth, and we are investing to capitalize on these opportunities. Our record, growing backlog supports this view.
The Digi team deserves all the credit. We are focused on our customers, delivering results, collaborating effectively in person and using technology when remote. We are thankful and grateful for the Digi team.

Today’s Digi
Digi’s mission is to transform our customers’ work by connecting the world’s business and mission critical machines. Although Digi has been a publicly traded company for over 30 years, the Digi of today is significantly different than the Digi of the past. The company is building a track record of enduring and transparent financial strength and success across tens of thousands of customers across millions of machines. We provide customers the confidence to rely on Digi to aid their own growth and success.

Historically, Digi has been known as an IoT hardware company. Digi is transitioning into a company that offers edge hardware with intelligence enabled software as well as wired and wireless networking services. These offerings deliver exceptional experiences for our customers. The digital transformation of the industrial economy continues in earnest, and much of that involves connecting remote assets and machines. Digi is well positioned to help the industrial world in their IoT journey. We are uniquely positioned to deliver our combination of reliability, scalability (in numbers and across geographies), security, and ease of use and management. Simply put, the ability to automate processes and connect machines has shifted from a nice to have to a need to have that allows companies to maximize operational efficiency and effectiveness. And Digi is a key player in this space. In an environment where fundamentals matter, we’re excited about Digi’s unique combination of growth, increasing quality of revenue, improving profitability, and significant cash generation.
Fiscal Q4 2022 Guidance
We must assume that until ongoing supply chain challenges improve, Digi’s ability to reach our full potential will be restrained. While the softening of the consumer market appears to be relieving some sectors of the semiconductor industry, industrial sectors continue to experience strong demand and supply shortages. With that as a backdrop, we expect fiscal Q4 revenues to be between $98 million and $102 million, providing 24% - 29% growth from last year. Using a fully diluted share count of 36.4 million shares, we expect our adjusted EPS to be between $0.41 and $0.44 per diluted share, and we expect adjusted EBITDA to be between $19.5 million and $21.0 million.
We provide earnings guidance on a non-GAAP basis as it is difficult to predict with reasonable certainty various items including but not limited to the impact of foreign exchange translation, restructuring, interest and certain tax related events. Given the uncertainty, any of these or other items could have a significant impact on U.S. GAAP results.
A copy of our third fiscal quarter earnings release, which includes reconciliations of GAAP and non-GAAP financial measures in this letter, is included with this letter as Schedule 1 for your convenience.

About Digi International
Digi International (Nasdaq: DGII) is a leading global provider of IoT connectivity products, services and solutions. We help our customers create next-generation connected products and deploy and manage critical communications infrastructures in demanding environments with high levels of security and reliability. Founded in 1985, we’ve helped our customers connect over 100 million things and growing. For more information, visit Digi's website at www.digi.com, or call 877–912–3444 (U.S.) or 952–912–3444 (International).
Forward-Looking Statements
This letter contains forward-looking statements that are based on management’s current expectations and assumptions. These statements often can be identified by the use of forward-looking terminology such as "assume," "believe," "anticipate," "intend," "estimate," "target," "may," "will," "expect," "plan," "potential," "project," "should," or "continue," or the negative thereof or other variations thereon or similar terminology. Among other items, these statements relate to expectations of the business environment in which Digi operates, projections of future performance, perceived marketplace opportunities and statements regarding our mission and vision. Such statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions. Among others, these include risks related to the ongoing supply chain and transportation challenges impacting businesses globally, the ongoing COVID-19 pandemic and efforts to mitigate the same, risks related to ongoing inflationary pressures as well as present concerns about a potential recession and the ability of companies like us to operate a global business in such conditions, risks arising from the present war in Ukraine, the highly competitive market in which our company operates, rapid changes in technologies that may displace products sold by us, declining prices of networking products, our reliance on distributors and other third parties to sell our products, the potential for significant purchase orders to be canceled or changed, delays in product development efforts, uncertainty in user acceptance of our products, the ability to integrate our products and services with those of other parties in a commercially accepted manner, potential liabilities that can arise if any of our products have design or manufacturing defects, our ability to integrate and realize the expected benefits of acquisitions such as our recently completed acquisition of Ventus, our ability to defend or settle satisfactorily any litigation, uncertainty in global economic conditions and economic conditions within particular regions of the world which could negatively affect product demand and the financial solvency of customers and suppliers, the impact of natural disasters and other events beyond our control that could negatively impact our supply chain and customers, potential unintended consequences associated with restructuring, reorganizations or other similar business initiatives that may impact our ability to retain important employees or otherwise impact our operations in unintended and adverse ways, the ability to achieve the anticipated benefits and synergies associated with acquisitions or divestitures and changes in our level of revenue or profitability which can fluctuate for many reasons beyond our control. These and other risks, uncertainties and assumptions identified from time to time in our filings with the United States Securities and Exchange Commission, including without limitation, our Annual Report on Form 10-K for the year ended September 30, 2021 and other filings, could cause our actual results to differ materially from those expressed in any forward-looking statements made by us or on our behalf. Many of such factors are beyond our ability to control or predict. These forward-looking statements speak only as of the date for which they are made. We disclaim any intent or obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Presentation of Non-GAAP Financial Measures
This letter includes adjusted net income, adjusted net income per diluted share and adjusted EBITDA, each of which is a non-GAAP measure.
We understand that there are material limitations on the use of non-GAAP measures. Non-GAAP measures are not substitutes for GAAP measures, such as net income, for the purpose of analyzing financial performance. The disclosure of these measures does not reflect all charges and gains that were actually recognized by Digi. These non-GAAP measures are not in accordance with, or an alternative for measures prepared in accordance with, generally accepted accounting principles and may be different from non-GAAP measures used by other companies or presented by us in prior reports. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. We believe that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. We believe these measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures. Additionally, Adjusted EBITDA does not reflect our cash expenditures, the cash requirements for the replacement of depreciated and amortized assets, or changes in or cash requirements for our working capital needs.
We believe that providing historical and adjusted net income and adjusted net income per diluted share, respectively, exclusive of such items as reversals of tax reserves, discrete tax benefits, restructuring charges and reversals, intangible amortization, stock-based compensation, other non-operating income/expense, changes in fair value of contingent consideration, acquisition-related expenses and interest expense related to acquisitions permits investors to compare results with prior periods that did not include these items. Management uses the aforementioned non-GAAP measures to monitor and evaluate ongoing operating results and trends and to gain an understanding of our comparative operating performance. In addition, certain of our shareholders have expressed an interest in seeing financial performance measures exclusive of the impact of these matters, which while important, are not central to the core operations of our business. Management believes that Adjusted EBITDA, defined as EBITDA adjusted for stock-based compensation expense, acquisition-related expenses, restructuring charges and reversals, and changes in fair value of contingent consideration is useful to investors to evaluate our core operating results and financial performance because it excludes items that are significant non-cash or non-recurring items reflected in the Condensed Consolidated Statements of Operations. We believe that the presentation of Adjusted EBITDA as a percentage of revenue is useful because it provides a reliable and consistent approach to measuring our performance from year to year and in assessing our performance against that of other companies. We believe this information helps compare operating results and corporate performance exclusive of the impact of our capital structure and the method by which assets were acquired.